                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2008

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

          Delaware                        1-14120                 52-1611421
      (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairments.

     On April 10, 2008, the Board of Directors of Blonder  Tongue  Laboratories,
Inc.  (the  "Company")  made  the  decision  to  cease  the  operations  of  its wholly-owned  subsidiary,  Hybrid  Networks,  LLC ("Hybrid"),  and liquidate its assets.  The Company  plans to wind down the  operations  of Hybrid by August 1,
2008.

     Hybrid's business activities consist of the operation of video,  high-speed data and/or telephony systems  ("Systems") at 4 multi-dwelling  unit communities under  certain  right-of-entry  agreements  ("ROE  Agreements").  As part of the
Company's  on-going   implementation  of  its  strategic  plan,  management  has continued to evaluate the impact and  long-term  viability of non-core  business activities,  including the continued  operation of the Systems.  The decision of the Board of Directors to  discontinue  Hybrid's  operations was based upon such evaluation and the current cash flow and operating losses of Hybrid.

     Based on this  decision,  the  Company  concluded  on April 10, 2008 that a non-cash  impairment charge in the amount of approximately  $400,000 is required to  write-off  Hybrid's  assets,  which  includes  the  ROE  Agreements  and the equipment  necessary  to  operate  the  Systems,  substantially  all of which is installed at the applicable property location.

     As a result of ceasing the  operations  of Hybrid,  the Company  expects to make cash  expenditures  of  approximately  $50,000 in connection with the early termination of certain contracts and agreements  related to the operation of the
Systems.

Forward Looking Statements

     This report contains  forward-looking  statements within the meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. These risks and  uncertainties  include,  but are not  limited to,  increases  in cash expenditures related to discontinuing the operations of Hybrid and the Company's ability  to  complete  this  process  by August 1,  2008.  There are a number of factors  that may cause the  Company's  actual  results  to  differ  from  these forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic  and  business  conditions.  Other  risks  and  uncertainties  that may materially  affect the Company are provided in the Company's  annual  reports to shareholders  and the Company's  periodic  reports filed with the Securities and
Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.
Please refer to these  documents  for a more thorough  description  of these and other risk factors.

                                       2

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                  BLONDER TONGUE LABORATORIES, INC.

                  By  /s/ Eric Skolnik
                       Eric Skolnik
                       Senior Vice President and Chief Financial Officer

Date: April 16, 2008